Exhibit 99.1

Press Release

Coeptis Therapeutics, Inc. and Bull Horn Holdings Corp. Announce Merger Agreement

Transaction expected to accelerate Coeptis’ ability to progress its innovative cell therapy platforms for cancer

David Mehalick of Coeptis to serve as Chief Executive Officer;

Chris Calise of Bull Horn to join the Board of Directors

Merger anticipated to close in third quarter 2022; combined company anticipated to list on Nasdaq

WEXFORD, Pa., and MIAMI, Fla., April 19, 2022 -- Coeptis Therapeutics, Inc. (OTC PINK: COEP) (“Coeptis” or “the Company”), a biopharmaceutical company developing innovative cell therapy platforms for cancer, and Bull Horn Holdings Corp. (Nasdaq: BHSE) (“Bull Horn”), a special purpose acquisition company (SPAC), today announced they have entered into a definitive merger agreement for a business combination that will result in Coeptis becoming a wholly-owned subsidiary of Bull Horn. Under the terms of the merger agreement, a wholly-owned subsidiary of Bull Horn will merge with and into Coeptis and the holders of the outstanding Coeptis shares will receive equity in Bull Horn valued at $175 million (subject to adjustments). The Boards of Directors of both Coeptis and Bull Horn have unanimously approved the proposed merger, which is subject to customary closing conditions, including receipt of all regulatory approvals, as well as the approval of the proposed merger by Coeptis’ and Bull Horn’s shareholders. The close of the transaction is anticipated to occur in the third quarter 2022, with Bull Horn to domesticate from the British Virgin Islands to a Delaware corporation prior to the closing. Bull Horn will be rebranded and operate as Coeptis Therapeutics Holdings, Inc. and is expected to list on Nasdaq under the ticker symbol “COEP.” Coeptis Therapeutics’ current President and Chief Executive Officer, David Mehalick, will lead the combined company as President and Chief Executive Officer, and current Chief Financial Officer of Bull Horn, Chris Calise, will join the post-closing Board of Directors.

Coeptis is a developer of cell therapy platforms for cancer with the potential to disrupt conventional treatment paradigms and improve clinical outcomes. Coeptis’ product portfolio is highlighted by a cell therapy technology (CD38-GEAR-NK) and an in vitro diagnostic (CD38-Diagnostic) targeting CD38-related cancers, which Coeptis is co-developing with VyGen-Bio, Inc. CD38-GEAR-NK is a natural killer (NK) cell-based investigational therapeutic engineered to enable combination therapy with anti-CD38 monoclonal antibodies (mAbs). CD38-Diagnostic is a pre-clinical in vitro screening tool to potentially pre-determine which cancer patients are most likely to benefit from targeted anti-CD38 mAb therapies, either as a monotherapy or in combination with CD38-GEAR-NK.

“Today’s announcement is a key milestone for Coeptis as it gains access to the capital needed to advance our product portfolio highlighted by CD38-GEAR-NK and CD38-Diagnostic,” said Mr. Mehalick. “The combination of CD38-GEAR-NK and CD38-Diagnostic has the potential to provide a more targeted administration of anti-CD38 mAbs in the treatment of cancers, including multiple myeloma, chronic lymphocytic leukemia, and acute myeloid leukemia. I would like to thank all those involved in achieving this milestone, including Bull Horn, Bridgeway Capital Partners, our existing and new investors, and the entire Coeptis team.”

“We are thrilled to have the opportunity to impact the advancement of technology and assets that will benefit cancer patients through this combination with Coeptis. Led by an exceptional management team, Coeptis is taking a novel approach to treating patients with cancer and expanding its development pipeline,” said Mr. Calise. “We are excited by Coeptis’ plans for the technology, and view this opportunity as a significant value driver for our shareholders.”

The transaction is subject to closing conditions, including the approval of holders of a majority of the outstanding shares of Coeptis voting stock and Bull Horn ordinary shares, and other customary conditions. Bridgeway Capital Partners and Meister Seelig & Fein LLP served as financial and legal advisors, respectively, to Coeptis. Jones Trading and Ellenoff Grossman & Schole LLP served as financial and legal advisors, respectively, to Bull Horn.

Additional information about the transaction will be provided in a Current Report on Form 8-K to be filed by Bull Horn Holdings Corp. and Coeptis Therapeutics, Inc. with the Securities and Exchange Commission (“SEC”) and will be available at the SEC’s website, www.sec.gov.

About Coeptis Therapeutics, Inc.

Coeptis Therapeutics, Inc., along with its wholly owned subsidiary Coeptis Pharmaceuticals, Inc. (together “Coeptis”), is a biopharmaceutical company developing innovative cell therapy platforms for cancer that have the potential to disrupt conventional treatment paradigms and improve patient outcomes. Coeptis’ product portfolio and rights are highlighted by a cell therapy technology (CD38-GEAR-NK) and an in vitro diagnostic (CD38-Diagnostic) targeting CD38-related cancers, which the company is developing with VyGen-Bio and leading medical researchers at the Karolinska Institutet. Coeptis’ business model is designed around maximizing the value of its current product portfolio and rights through in-license agreements, out-license agreements and co-development relationships, as well as entering into strategic partnerships to expand its product rights and offerings, specifically those targeting cancer. Coeptis was founded in 2017 and is headquartered in Wexford, Pa.

About Bull Horn Holdings Corp.

Bull Horn Holdings Corp. is a blank check company, also commonly referred to as a special purpose acquisition company, or SPAC, formed for the purpose of effecting an initial business combination. Since its initial public offering, Bull Horn has focused its search for an initial business combination on businesses that may provide significant opportunities for attractive investor returns.

Additional Information and Where to Find It

In connection with the merger agreement and the proposed business combination, Bull Horn intends to file with the SEC a Registration Statement, which will include a preliminary proxy statement/prospectus and a proxy statement/prospectus. Bull Horn’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and documents incorporated by reference therein filed in connection with the business combination, as these materials will contain important information about Bull Horn, Coeptis, the merger agreement and the business combination. When available, the definitive proxy statement/prospectus and other relevant materials for the business combination will be mailed to stockholders of Bull Horn and Coeptis as of a record date to be established for voting on the business combination. Stockholders of Bull Horn and Coeptis will also be able to obtain copies of the Registration Statement, the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov.

Participants in the Solicitation

Bull Horn, Coeptis and their respective directors, executive officers, other members of management and employees may be deemed participants in the solicitation of proxies from Bull Horn’s and Coeptis’ stockholders with respect to the proposed business combination. Investors and securityholders may obtain more detailed information regarding the names and interests in the business combination of the directors and officers of each of Bull Horn and Coeptis such companies’ respective filings with the SEC, including the Registration Statement.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. When we use words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” or similar expressions that do not relate solely to historical matters, it is making forward-looking statements. Forward-looking statements are not guarantee of future performance and involve risks and uncertainties that may cause the actual results to differ materially from our expectations discussed in the forward-looking statements. These statements are subject to significant uncertainties and risks including, but not limited, to those risks contained in reports filed by Bull Horn and Coeptis with the Securities and Exchange Commission. For these reasons, among others, investors are cautioned not to place undue reliance upon any forward-looking statements in this press release. Additional factors are discussed in Bull Horn’s and Coeptis’ filings with the U.S. Securities and Exchange Commission, which are available for review at www.sec.gov. Neither Bull Horn nor Coeptis undertake any obligation to publicly revise these forward–looking statements to reflect events or circumstances that arise after the date hereof unless required by applicable laws, regulations or rules.

CONTACTS

Coeptis Therapeutics, Inc.

Tiberend Strategic Advisors, Inc.

Investors

Lisa Sher

970-987-2654

lsher@tiberend.com

Media

David Schemelia

609-468-9325

dschemelia@tiberend.com

Bull Horn Holdings Corp.

Edelman

bullhornmedia@edelman.com

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